UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Earliest Event Reported: October 1, 2010

National CineMedia, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33296	20-5665602
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

9110 E. Nichols Ave., Suite 200

Centennial, Colorado 80112-3405

(Address of principal executive offices, including zip code)

(303) 792-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On October 1, 2010, National CineMedia, LLC, a Delaware limited liability company (“NCM LLC”) and each of American Multi-Cinema, Inc. (“AMC”), Cinemark USA, Inc. (“Cinemark”), and Regal Cinemas, Inc. (“Regal”) (collectively the “Founding Members”) agreed to a second amendment to the Exhibitor Services Agreements (“ESAs”) between NCM LLC and AMC, Cinemark and Regal, respectively. The amendment to the ESAs would allow NCM LLC to connect its advertising and Fathom networks to the Founding Members’ new higher quality digital cinema projection systems that will be installed over the next few years. In addition to the improved image quality of advertisements and Fathom event content associated with the higher quality projectors, this amendment will allow NCM LLC to display 3D ads and 3D Fathom events, subject to entering into the digital cinema agreement described below.

The brief description of the second amendment to the ESAs with AMC, Cinemark and Regal does not purport to be complete and is qualified in its entirety by reference to the agreements, which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively.

Item 8.01	Other Events

On August 2, 2010, NCM LLC entered into an agreement with Digital Cinema Integration Partners (“DCIP”), a joint venture owned by the Founding Members. This agreement provides for the payment of a fee to DCIP whenever the digital cinema equipment is used to exhibit a Fathom event. Such fee per event showing during non-prime times (as defined in the agreements) and showing during prime times is a standard fee that is charged to all alternative content owners (including the major studios) who display their programming on the digital cinema projectors.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	Second Amendment to Exhibitor Services Agreement dated as of October 1, 2010, by and between National CineMedia, LLC and American Multi-Cinema, Inc. (Portions omitted pursuant to request for confidential treatment and filed separately with the Commission.)

10.2	Second Amendment to Exhibitor Services Agreement dated as of October 1, 2010, by and between National CineMedia, LLC and Cinemark USA, Inc. (Portions omitted pursuant to request for confidential treatment and filed separately with the Commission.)

10.3	Second Amendment to Exhibitor Services Agreement dated as of October 1, 2010, by and between National CineMedia, LLC and Regal Cinemas, Inc. (Portions omitted pursuant to request for confidential treatment and filed separately with the Commission.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, NCM Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL CINEMEDIA, INC.

Dated: October 6, 2010	By:	/s/ Ralph E. Hardy
Ralph E. Hardy
Executive Vice President, General Counsel and Secretary